Principal Funds, Inc.
Supplement dated June 14, 2019
to the Statutory Prospectus dated March 1, 2019
(as supplemented on March 18, 2019, April 3, 2019, April 9, 2019, April 12, 2019, April 29, 2019, May 24, 2019 and May 31, 2019)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR INTERNATIONAL FUND I
Effective August 31, 2019, in the Management section, under Sub-Advisor and Portfolio Managers, remove Grace Tolley.

SUMMARY FOR LARGECAP GROWTH FUND
On June 11, 2019, the Board of Directors of Principal Funds, Inc. approved the acquisition of the assets of the LargeCap Growth Fund (the “Fund”) by the LargeCap Growth Fund I (the “Proposed Merger”). July 31, 2019 is the record date for determination of the shareholders entitled to vote on the Proposed Merger at a Special Meeting of Shareholders of the Fund tentatively scheduled for October 4, 2019. Additional information about the Proposed Merger will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders of the Fund in September 2019. The Proposed Merger, if approved by shareholders, is expected to occur on October 11, 2019. In preparation for the Proposed Merger, the Fund may deviate from its stated investment objective and strategies.
On October 11, 2019, delete all references to the LargeCap Growth Fund from the prospectus.

MANAGEMENT OF THE FUNDS
Effective August 31, 2019, in The Sub-Advisors section, under Origin Asset Management LLP, delete references to Grace Tolley.

CHOOSING A SHARE CLASS AND THE COSTS OF INVESTING
Add the following to the end of the Fees and Expenses of the Funds - Institutional Class and Classes R-1, R-2, R-3, R-4, R-5, and R-6 Shares section:
However, if you purchase Institutional Class or Class R-6 shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary. Shares of each Fund are usually available in other share classes that have different fees and expenses.

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